Source: Sun Communities, Inc. December 16, 2025 16:20 ET Sun Communities Announces Chief Financial Officer Transition Mark E. Patten Appointed Chief Financial Officer, Effective January 5, 2026 Southfield, MI, Dec. 16, 2025 (GLOBE NEWSWIRE) -- Sun Communities, Inc. (NYSE: SUI) (“Sun” or the “Company”), a real estate investment trust (“REIT”) that owns and operates, or has an interest in, manufactured housing ("MH") and recreational vehicle ("RV") communities, today announced the appointment of Mark E. Patten as Chief Financial Officer (“CFO”), effective January 5, 2026. Mr. Patten will succeed Fernando Castro-Caratini, who will transition into an advisory role with the Company. Mr. Patten joins the Company from Essential Properties Realty Trust, Inc. (NYSE: EPRT), where he serves as Executive Vice President, Chief Financial Officer, and Treasurer. Over the course of his more than 35-year career, he has held senior finance leadership roles across the real estate investment trust (REIT) and professional services sectors, including serving as Chief Financial Officer of CTO Realty Growth, Inc. (NYSE: CTO) and Alpine Income Property Trust, Inc., (NYSE: PINE) and as Senior Vice President and Chief Accounting Officer of CNL Hotels & Resorts, Inc. Mr. Patten was previously a Partner at KPMG. He holds a Bachelor of Science in Accounting from the University of Florida. “We are delighted to welcome Mark to our leadership team,” said Charles Young, Sun Communities’ Chief Executive Officer. “His REIT experience, financial and capital markets expertise, and proven track record make him an excellent addition as we advance our strategic and financial priorities and focus on driving sustainable growth.” Mr. Young continued, “Fernando has been instrumental in positioning Sun for long-term success. We are grateful for his contributions and commitment to ensuring a smooth and successful CFO transition.” Mr. Patten added: “I am excited to join Sun Communities and be a part of the future of this unique and irreplaceable platform. I look forward to working closely with Charles and the management team, helping drive value creation while supporting our team members, shareholders, and partners.” Mr. Castro-Caratini commented: “It has been a privilege to work alongside this tremendous team as Chief Financial Officer of Sun Communities. After almost a decade at the company and having made significant progress on our strategy and balance sheet, this feels like the appropriate time to step aside. I am incredibly proud of what we accomplished together and look forward to supporting the business while working alongside Mark and the team to ensure continuity.” About Sun Communities, Inc. Sun Communities, Inc. is a REIT that, as of September 30, 2025, owned, operated, or had an interest in a portfolio of 501 developed properties comprising approximately 174,680 developed sites in the United States, Canada, and the United Kingdom. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various "forward-looking statements" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” "guidance", "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward- looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward- looking statements. Details of potential risks that may affect the Company are described in the Company’s periodic reports filed with the  U.S. Securities and Exchange Commission, including in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements. For Further Information at the Company: Fernando Castro-Caratini Chief Financial Officer (248) 208-2500 www.suninc.com